UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2016
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ENPHASE ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35480	20-4645388
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1420 N. McDowell Blvd
Petaluma, CA 94954
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (707) 774-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 3, 2016, Enphase Energy, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the first quarter ended March 31, 2016. A copy of the press release is furnished as Exhibit 99.1 to this report.
The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Stockholders of the Company was held on April 28, 2016 (the “Annual Meeting”). Proxies for the Annual Meeting were solicited by the Company’s Board of Directors (the “Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations. As of March 1, 2016, the record date for the Annual Meeting, 46,363,602 shares of Common Stock of the Company were outstanding and entitled to vote at the Annual Meeting, of which 42,130,946 shares of Common Stock of the Company were represented, in person or by proxy, constituting a quorum. The final votes on the proposals presented at the Annual Meeting were as follows:
Proposal 1:
Steven J. Gomo and Richard Mora were elected as directors to hold office until the 2019 Annual Meeting of Stockholders by the following vote:

Nominee:	Votes For	Votes Withheld	Broker Non-Votes
Steven J. Gomo	25,685,631	400,405	12,217,099
Richard Mora	25,374,156	711,880	12,217,099
In addition to the directors elected above, Neal Dempsey, Benjamin Kortlang, Paul B. Nahi and John Weber continue to serve as directors after the Annual Meeting.
Proposal 2:
The 2011 Equity Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code, as amended, was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,142,927	3,754,447	188,662	12,217,099
Proposal 2:
The selection by the Audit Committee of the Board of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified by the following vote:

Votes For	Votes Against	Abstentions
37,143,105	1,024,322	135,708

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press release of the Company, dated May 3, 2016, entitled “Enphase Energy Reports Financial Results for the First Quarter of 2016.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 3, 2016	ENPHASE ENERGY, INC.
		By:	/s/ Kris Sennesael
Kris Sennesael
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release of the Company, dated May 3, 2016, entitled “Enphase Energy Reports Financial Results for the First Quarter of 2016.”